EXHIBIT 99.1

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY      THE       U.K.       SECURITIES       AND       FUTURES       AUTHORITY.
--------------------------------------------------------------------------------

                                                                     Page 1 of 4

FICO SCORE                             Note:  Cells in red font are calculations                         COLLATEAL CUTS FOR 2003-NC3
------------------------------------------------------------------------------------------------------------------------------------
FICO
---                 Total Balance               Adjusted Balance[1]    WA
                --------------------            -------------------  Combined      WA      WA   % SFD/  % Owner   % Full   % Cashout
                   Amount       %[2]     LTV      Amount      %[2]     LTV        DTI    FICO      PUD     Occ.      Doc       Refi
                   ------       ----     ---      ------      ----   --------     ---    ----   ------  -------   ------   ---------
FICO NA                           0%   > 65.0                   0%
0 - 499.99                        0%   > 65.0                   0%
500 - 549.99    197,662,652.09   28%   > 70.0   144,753,227    21%    75.27     40.06     527     92.4     97.3     74.6     74.0
550 - 574.99    102,032,512.82   15%   > 70.0    79,852,751    11%    77.25     39.02     562     92.0     96.0     69.2     73.6
575 - 599.99     92,003,700.79   13%   > 70.0    72,610,983    10%    78.66     40.20     587     88.8     94.7     62.4     63.0
600 - 619.99     68,896,020.48   10%   > 70.0    57,434,018     8%    80.10     39.72     609     87.8     94.0     59.6     65.2
620 - 649.99    107,851,166.82   15%   > 80.0    47,525,834     7%    80.49     39.76     634     86.3     93.2     59.4     61.0
650 - 679.99     58,298,233.26    8%   > 80.0    32,508,940     5%    82.63     40.08     664     82.2     91.1     54.8     57.7
680 - 699.99     28,411,272.90    4%   > 85.0    10,284,975     1%    83.15     40.77     689     91.5     96.0     50.0     53.5
700 - 749.99     31,274,610.77    4%   > 85.0     8,361,431     1%    82.05     39.48     717     78.3     91.7     38.0     38.9
750 - 799.99      9,893,674.12    1%   > 85.0     3,381,214     0%    83.12     41.77     771     80.8     93.2     55.3     39.9
800 +               315,707.04    0%   > 85.0                   0%    83.23     31.88     801    100.0    100.0     35.4     64.6
                 -------------  ----          -------------    ---    -----     -----     ---     ----    -----    -----     ----
TOTAL              696,639,551  100%            456,713,373    66%    78.65     39.87     595     88.8     94.9     63.8     65.4
                 -------------  ----          -------------    ---    -----     -----     ---     ----    -----    -----     ----

          FICO: Average 595    Min: 500     Max: 802
------------------------------------------------------------------------------------------------------------------------------------


DEBT TO INCOME (DTI) RATIO
------------------------------------------------------------------------------------------------------------------------------------
DTI
---                 Total Balance               Adjusted Balance[1]    WA
                --------------------            -------------------  Combined      WA      WA   % SFD/  % Owner   % Full  % Cashout
                   Amount       %[2]     FICO     Amount      %[2]     LTV        DTI    FICO      PUD     Occ.      Doc      Refi
                   ------       ----     ----     ------      ----   --------    ----   ----    ------  -------   ------  ---------
<= 20               22,167,191    3%    < 550     6,733,046     1%    76.43     15.92     585     90.5     81.6     45.6     63.9
20.001 - 25.00      30,448,246    4%    < 550    10,261,542     1%    76.46     22.86     592     88.0     89.2     64.9     65.0
25.001 - 30.00      56,542,530    8%    < 575    27,191,759     4%     76.3     27.66     587     88.4     96.2     60.4     68.2
30.001 - 35.00      79,751,365   11%    < 575    33,473,770     5%    78.33     32.57     594     89.8     94.5     63.4     67.6
35.001 - 40.00     120,248,056   17%    < 600    64,668,907     9%    78.76     37.59     599     85.1     94.6     57.2     67.0
40.001 - 45.00     159,066,349   23%    < 625    99,629,691    14%     80.1     42.78     600     90.9     96.4     59.4     64.9
45.001 - 50.00     171,394,105   25%    < 650   135,541,486    19%     80.1     47.87     603     88.9     95.5     68.9     60.3
50.001 - 55.00      50,542,692    7%    < 675    49,324,992     7%       75     52.76     561     90.1     96.8     84.0     71.1
55+                  6,479,018    1%    < 700     6,479,018     1%    72.99     56.8      561     82.8    100.0     88.8     89.7
                   -----------  ----          -------------    ---    -----     -----     ---     ----    -----    -----     ----
TOTAL              696,639,551  100%            433,304,211    62%    78.65     39.87     595     88.8     94.9     63.8     65.4
                   -----------  ----          -------------    ---    -----     -----     ---     ----    -----    -----     ----

           DTI: Average  39.87    Min: 4.03     Max: 59.96
------------------------------------------------------------------------------------------------------------------------------------


LOAN TO VALUE (LTV) RATIO
------------------------------------------------------------------------------------------------------------------------------------
LTV
---                   Total Balance             Adjusted Balance[1]    WA
                  --------------------          -------------------  Combined      WA      WA   % SFD/  % Owner  % Full  % Cashout
                       Amount     %[2]   DTI      Amount      %[2]     LTV        DTI    FICO      PUD     Occ.     Doc      Refi
                       ------     ----   ---      ------      ----   --------     ---    ----   ------  -------  ------  ---------
greater than 60.00   50,270,151    7%   > 50   7,115,050.90     1%    50.22     38.88     580     84.5     94.3    61.4    82.1
60.01 - 70.00        84,928,032   12%   > 50  10,942,022.56     2%    66.70     38.51     574     88.4     92.3    57.1    79.4
70.01 - 80.00       278,608,773   40%   > 50  19,153,848.61     3%    77.97     39.95     587     88.1     93.7    61.5    65.3
80.01 - 85.00       149,013,038   21%   > 50  16,575,340.28     2%    84.62     40.49     592     90.7     95.1    67.5    63.9
85.01 - 90.00        98,247,247   14%   > 50   3,136,686.28     0%    89.75     40.11     628     90.3     98.8    61.1    57.1
90.01 - 95.00        19,996,049    3%   > 50                    0%    94.86     39.16     645     87.6     99.7    86.2    49.2
95.01 - 100.00       15,576,261    2%   > 50       98761.93     0%    99.86     42.56     648     91.9    100.0   100.0    22.9
100+                               0%   > 50                    0%
                    -----------  ---          -------------     --    -----     -----     ---     ----    -----   -----    ----
TOTAL               696,639,551  100%         57,021,710.56     8%    78.65     39.87     595     88.8     94.9    63.8    65.4
                    -----------  ---          -------------     --    -----     -----     ---     ----    -----   -----    ----

          LTV: Average  78.65     Min: 11.36       Max: 100.00
------------------------------------------------------------------------------------------------------------------------------------
[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV),
    FICO, DTI etc. all other cuts except the adjusted balance are only for the main bucket.
[2] Percent of the Aggregate Principal Balance - calculated automatically.

                                                                     Page 2 of 4

PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------
Scheduled Principal
Balance
                             Total Balance
                      -----------------------  WA     WA Combined   WA      % SFD/   % Owner   % Cash-  % Full
                              Amount    %[2]   FICO   LTV           DTI     PUD         Occ.  out Refi    Doc.
                      ----------------------   -----  -----------   -----   -----    ------   -------   ------
0 - $50K               18,971,627         3%    600     82.63       38.22    89.0     91.1     48.5     85.5
$51 - $200K           314,453,684        45%    583     77.83       38.93    87.5     93.7     66.7     72.1
$200.1 - $250K         87,559,071        13%    588     77.87       39.90    88.9     97.2     70.1     64.0
$250.1 - $300K         68,404,374        10%    592     78.30       41.32    87.2     96.3     69.9     62.2
$300.1 - $400K        123,397,703        18%    608     81.03       40.89    91.5     97.4     63.9     49.4
$400.1 - $500K         63,339,281         9%    619     78.76       40.87    89.9     95.0     56.5     51.7
$500.1 - $600K         14,969,955         2%    646     79.37       41.69    96.1     88.4     55.9     40.5
$600.1 - $700K          3,251,044         0%    694     76.75       40.60    80.0     80.0     60.3     39.8
$700.1 - $800K          2,292,811         0%    662     65.52       43.36   100.0     00.0    100.0     67.6
$800.1 - $900K                            0%
$900.1 - $1000K                           0%
>$1000K                                   0%
TOTAL                 696,639,551       100%    595     78.65       39.87    88.8   94.9     65.4     63.8

PRINCIPAL BALANCE: AVERAGE 158,507      MIN: 14,741     MAX: 798,921
--------------------------------------------------------------------------------------------------------------------


DOCUMENTATION TYPE
-------------------------------------------------------------------------------------------------------------------
Doc Type
                             Total Balance
                      -----------------------  WA     WA Combined   WA      % SFD/ % Owner  % Cashout
                              Amount    %[2]   FICO   LTV           DTI      PUD    Occ.       Refi
                      ----------------------   -----  -----------   -----   ------  -----   ---------
Full Doc                 444,250,923     64%    586     79.38       40.66    90.0    96.3      66.9
Stated Doc               212,233,272     30%    615     77.31       38.77    85.7    93.0      60.6
Limited Doc               40,155,356      6%    581     77.64       36.97    91.9    90.3      72.7
NINA                                      0%
Other                                     0%
                         -----------    ---     ---     -----       -----    ----    ----     ----
TOTAL                    696,639,551    100%    595     78.65       39.87    88.8    94.9     65.4
                         -----------    ---     ---     -----       -----    ----    ----     ----
-------------------------------------------------------------------------------------------------------------------


PROPERTY TYPE
-------------------------------------------------------------------------------------------------------------------
Property Type
                             Total Balance
                      -----------------------  WA     WA Combined   WA    % Owner   % Cashout
                              Amount    %[2]   FICO   LTV           DTI     Occ.       Refi     % Full Doc
                      ----------------------   -----  -----------   -----   ------  ---------   ----------

Single Family           543,792,723      78%    591     78.74       39.78    96.4      65.3        64.6
PUD                      74,756,174      11%    601     79.57       40.77    97.3      66.8        64.5
Townhouse                                 0%
2 - 4 Family             45,881,667       7%    620     76.64       39.91    76.0      67.2        50.6
Condo                    27,468,549       4%    610     78.31       39.98    89.8      58.7        63.7
Manufactured              4,740,438       1%    579     74.73       34.62    96.9      68.1        81.1
Other                                     0%
                        -----------     ---     ---     -----       -----    ----      ----        ----
TOTAL                   696,639,551     100%    595     78.65       39.87    94.9      65.4        63.8
                        -----------     ---     ---     -----       -----    ----      ----        ----
-------------------------------------------------------------------------------------------------------------------


PRIMARY MORTGAGE INSURANCE
-------------------------------------------------------------------------------------------------------------------
Mortgage Insurance
                             Total Balance
                      -----------------------  WA     WA Combined   WA     % Owner  % Cashout   % Full   Is MI down
                              Amount    %[2]   FICO   LTV           DTI     Occ.      Refi        Doc.    to 60 LTV
                      --------------  ------   -----  -----------   -----   -----  ---------   -------    ---------
Loans >80 LTV w/MI                       0%
Loans >80 LTV w/o MI                     0%
Other                                    0%
                      --------------  ------   -----  -----------   -----   -----  ---------   -------    ---------
TOTAL                              0     0%
                      --------------  ------   -----  -----------   -----   -----  ---------   -------    ---------

                                                                     Page 3 of 4

LOAN PURPOSE
-------------------------------------------------------------------------------------------------------------------
                                 Total Balance
                           -----------------------               WA Combined
Loan Purpose                       Amount    %[2]     WA FICO    LTV           WA DTI   % SFD/PUD    % Owner Occ.
                           ----------------------     -------   -----------    -------   ---------   -----------
Debt Consolidation                             0%
Refinance - Cashout        455,302,509.60     65%       587        77.02        39.78      89.0        95.3
Purchase                   126,874,664.47     18%       633        84.32        40.45      87.1        94.3
Refinance - Rate Term      114,462,377.02     16%       586        78.85        39.58      89.9        94.0
Other                                          0%
                           --------------    ---        ---        -----        -----      ----        ----
TOTAL                         696,639,551    100%       595        78.65        39.87      88.8        94.9
                           --------------    ---        ---        -----        -----      ----        ----
-------------------------------------------------------------------------------------------------------------------

FIXED VS. FLOATING COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------
                            Total Balance                WA
                      -----------------------   WA       Combined    WA     % SFD/   % Owner    % Cash-
Collateral Type               Amount    %[2]    FICO     LTV         DTI     PUD       Occ.     out Refi   Index            Margin
------------------    ----------------------    ------   --------    ----   ------   -------    --------   -----            ------
Fixed                    198,473,378     28%     615      78.26      39.73   86.3      93.7     69.0       0.0               0.0
Floating                                  0%
A2/6                     458,457,882     66%     579      78.66      39.90   89.3      95.2     65.0       6 month Libor     6.6
A3/6                      11,148,266      2%     575      77.60      39.35   98.2      97.0     57.6       6 month Libor     6.7
Other                  28,560,025.54      4%     714      81.55      40.50   94.0      97.7     49.4       1 month Libor     3.6
                       -------------    ---      ---      -----      -----   ----      ----     ----                         ---
TOTAL                    696,639,551    100%     595      78.65      39.87   88.8      94.9     65.4                         6.5
                       -------------    ---      ---      -----      -----   ----      ----     ----                         ---
-----------------------------------------------------------------------------------------------------------------------------------

LIEN STATUS
-------------------------------------------------------------------------------------------------------------------
                                 Total Balance                 WA
                           ----------------------     WA       Combined    WA     % SFD/   % Owner    % Cashout
Lien Status                        Amount    %[2]     FICO     LTV         DTI    PUD        Occ.          Refi
------------------         ----------------------    ------   --------    ----    ------   -------    ---------

First Lien                    680,525,779     98%      594     78.15     39.81     88.7       94.8       66.3
Second Lien                    16,113,772      2%      648     99.50     42.37     92.2      100.0       25.5
Third Lien                                     0%
                              -----------    ---       ---     -----     -----     ----       ----       ----
TOTAL                         696,639,551    100%      595     78.65     39.87     88.8       94.9       65.4
                              -----------    ---       ---     -----     -----     ----       ----       ----
-------------------------------------------------------------------------------------------------------------------

OCCUPANCY STATUS
-------------------------------------------------------------------------------------------------------------------
                                 Total Balance                WA
                           ----------------------     WA      Combined   WA       % SFD/   % Owner    % Cashout
Occupancy Status                   Amount    %[2]     FICO    LTV        DTI       PUD        Occ.         Refi
------------------         ----------------------     ----    --------   -----    ------   -------    ---------
Primary Residence             661,214,814     95%     594      78.83     40.07     90.3     100.0       65.6
Second Home                     1,701,342      0%     685      81.28     41.25     61.8       0.0       73.3
Investment                     33,723,395      5%     612      74.88     35.86     60.6       0.0       59.5
Non-owner                                      0%
Other                                          0%
                              -----------    ---      ---      -----     -----     ----      ----       ----
TOTAL                         696,639,551    100%     595      78.65     39.87     88.8      94.9       65.4
                              -----------    ---      ---      -----     -----     ----      ----       ----
-------------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY
------------------------------------------------------------------------------------------------------------------------------------
                              Total Balance
Prepayment Charges      -----------------------                            WA Combined                                     % Cashout
Term at Origination              Amount    %[2]    # of Loans   WA FICO    LTV           WA DTI   % SFD/PUD  % Owner Occ.       Refi
-------------------     ---------------    ----    ----------   -------    -----------   ------   ---------  ------------  ---------

0 Months                  143,387,018      21%         975       618        79.18       39.17      86.7          95.9        61.6
6 Months                      755,960       0%           6       601        80.99       31.86     100.0         100.0        67.8
12 Months                  52,154,295       7%         224       603        76.79       38.70      83.6          93.6        65.4
24 Months                 371,893,465      53%       2,270       580        79.06       40.34      90.4          95.4        65.1
36 Months                 128,448,813      18%         920       609        77.61       39.82      88.6          92.9        70.3
60 Months                                   0%
TOTAL                                       0%
                          -----------     ---        -----       ---        -----       -----      ----          ----        ----
TOTAL                     696,639,551     100%       4,395       595        78.65       39.87      88.8          94.9        65.4
                          -----------     ---        -----       ---        -----       -----      ----          ----        ----
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Page 4 of 4

SECTION 32 LOANS

                                 TOTAL BALANCE                 WA
                           -----------------------     WA      Combined    WA       % SFD/   % Owner    % Cashout
                                    Amount    %[2]     FICO    LTV         DTI       PUD%       Occ.         Refsi
                           -----------------------     ----    --------    -----    ------   -------    ---------
Section 32 Loans                         0      0%      0        0         0           0        0           0
                           -----------------------     ----    --------    -----    ------   -------    ---------
Total                                   -               0        0         0           0        0            0
                           -----------------------     ----    --------    -----    ------   -------    ---------



GA % AND TOP 5 STATES                  TOP 5 ORIGINATORS                        SERVICERS
------------------------------         ------------------------------           ------------------------
STATE                    %[2]          ORIGINATOR               %[2]            SERVICER            %[2]
-----                    ----          ----------               ----            --------            ----

GEORGIA*                 0.00          New Century               100            Provident            100
California              43.56          ------------------------------            ------------------------
Florida                  6.21
Illinois                 4.02
Texas                    3.90
New York                 3.89
------------------------------




STRESS ANALYSIS

Assuming LIBOR Ramp: 1 month LIBOR+300 over 36 months; 50% Loss Severity; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

                      BREAKEVEN CDR                       CUMULATIVE LOSSES
               -----------------------------       -----------------------------
               25 CPR     40 CPR      60 CPR       25 CPR     40 CPR      60 CPR
               ------     ------      ------       ------     ------      ------
   AA
    A
   BBB
   BBB-


Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

                   Multiple of Default Ramp               Cumulative Losses
               -------------------------------     -----------------------------
               25 CPR     40 CPR      60 CPR       25 CPR    40 CPR      60 CPR
               ------     ------      ------       ------    ------      ------
   AA
    A
   BBB
   BBB-